June 1, 2010
Board of Trustees
AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Growth Series (Invesco Growth Series), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (each a “Trust”, collectively the “Trusts”)
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173
Re: Initial Capital Investment in New Portfolios of each Trust
Ladies and Gentlemen:
The purpose of this letter is to set out our understanding of the conditions of and our promises and representations concerning this investment.
We hereby agree to purchase $10,000.00 worth of shares per share Class listed for the following Funds effective as of the date hereof:
FUND AND CLASS
Initial investment for the purpose of commencing operations- $10,000.00 per share Class, per Fund

AIM Counselor Series Trust (Invesco Counselor Series Trust)
Invesco Balanced Fund
Class Y Shares
Invesco Large Cap Relative Value
Class B Shares
Class C Shares
Invesco Van Kampen Equity and Income Fund
Institutional Class Shares
Invesco Van Kampen Growth and Income Fund
Institutional Class Shares
Invesco Van Kampen Pennslyvania Tax Free Income Fund
Class Y Shares

AIM Growth Series (Invesco Growth Series)
Invesco Van Kampen Harbor Fund
Institutional Class Shares
Invesco Van Kampen Real Estate Securities Fund
Institutional Class Shares
Invesco Van Kampen U.S. Mortgage Fund
Institutional Class Shares

June 1, 2010

AIM Investment Funds (Invesco Investment Funds)
Invesco Alternative Opportunities Fund
Institutional Class Shares
Invesco Commodities Strategy Fund
Institutional Class Shares
Invesco FX Alpha Plus Strategy Fund
Institutional Class Shares
Invesco FX Alpha Strategy Fund
Institutional Class Shares
Invesco International Growth Equity Fund
Class B Shares
Class C Shares
Invesco Van Kampen Emerging Markets Fund
Institutional Class Shares
Invesco Van Kampen Global Equity Allocation Fund
Class Y Shares
Invesco Van Kampen Global Tactical Asset Allocation Fund
Institutional Class Shares
Invesco Van Kampen International Growth Fund
Institutional Class Shares

AIM Investment Securities Funds (Invesco Investment Securities Funds)
Invesco Van Kampen Corporate Bond Fund
Institutional Class Shares
Invesco Van Kampen Government Securities Fund
Class Y Shares
Institutional Class Shares
Invesco Van Kampen High Yield Fund
Institutional Class Shares
Invesco Van Kampen Limited Duration Fund
Class Y Shares
Institutional Class Shares

AIM Sector Funds (Invesco Sector Funds)
Invesco U.S. Mid Cap Value Fund
Class B Shares
Class C Shares
Invesco U.S. Small Cap Value Fund
Class B Shares
Class C Shares
Invesco U.S. Small/Mid Cap Value Fund
Class B Shares
Class C Shares
Invesco Value II Fund
Class B Shares
Class C Shares

June 1, 2010

AIM Sector Funds (Invesco Sector Funds) — continued
Invesco Van Kampen American Value Fund
Institutional Class Shares
Invesco Van Kampen Capital Growth Fund
Institutional Class Shares
Invesco Van Kampen Comstock Fund
Institutional Class Shares
Invesco Van Kampen Mid Cap Growth Fund
Institutional Class Shares
Invesco Van Kampen Technology Fund
Class Y Shares

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
Invesco Municipal Fund
Class B Shares
Class C Shares
Invesco Van Kampen New York Tax Free Income Fund
Class Y Shares

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Van Kampen V.I. Mid Cap Growth Fund
Series I Shares
Invesco Van Kampen V.I. Equity and Income Fund
Series I Shares
Invesco Van Kampen V.I. Global Value Equity Fund
Series II Shares
Invesco Van Kampen V.I. High Yield Fund
Series II Shares
Invesco Van Kampen V.I. International Growth Equity Fund
Series I Shares
Invesco Van Kampen V.I. Value Fund
Series II Shares
We understand that the initial net asset value per share for each portfolio named above will be established as follows:
•	Class Y NAV will be based on Institutional Class NAV of merging fund, as Institutional Class shares of Van Kampen and Morgan Stanley Funds are merging into Class Y

•	Invesco Institutional class NAV will be based on Class Y NAV, after Class Y NAV has been established based on merging assets

•	Class B share NAV will be based on Class A NAV

•	Class C share NAV will be based on Class A NAV

•	Series I NAV will be based on Series II NAV

•	Series II NAV will be based on Series I NAV
We hereby represent that we are purchasing these shares solely for our own account and solely for investment purposes without any intent of distributing or reselling said shares. We further represent that disposition of said shares will only be by direct redemption to or repurchase by the Trusts.

June 1, 2010

We further agree to provide the Trusts with at least three business day’s advance written notice of any intended redemption and agree that we will work with the Trusts with respect to the amount of such redemption so as not to place a burden on the Trusts and to facilitate normal portfolio management of the Funds.
Sincerely yours,
INVESCO ADVISERS, INC.

/s/ John M. Zerr
John M. Zerr
Senior Vice President

cc:	Mark Gregson Gary Trappe